Ensign Investors, Inc.
Ensign Investors Value Fund
December 31, 1999

Dear Investors:

I am pleased to announce that Ensign Investors Value Fund had a total return of 10.3 percent for the year ended December 31, 1999. The Standard and Poor's 500 Index had a total return of 21.0 percent for the same period. The difference in performance was directly attributable to the S&P 500 having a larger proportion of high technology stocks than what was held by the Fund for most of the year. Technology stocks were the stellar performers during 1999, but we feel many have moved to extreme valuations.

Management remains committed to finding and investing in well managed companies that have the potential to produce solid revenue and earnings growth over a period of many years and to buy those companies when their stock prices represent reasonable value.

However, because of continued significant scientific advances and discoveries in the high technology and telecommunications sectors and the very real probability of continuing above average growth in these sectors we have made a determination to include more companies from these sectors in the Fund. Accordingly, during the last quarter of 1999 we made several changes in the Fund's composition. These changes can be viewed on pages 2 and 3 of the attached audited financial statements.

Companies in these sectors tend to trade at higher multiples of earnings than companies in other industries, but many of the high tech companies have had significant and stable growth over several years. We are staying away from the most richly priced of these companies and from the new public stock offerings which tend to be more volatile.

By increasing the proportion of the Fund's assets invested in high technology and telecommunications companies and by selecting leaders in these fields we believe we can improve the performance of the Fund without significantly increasing overall risk in the portfolio. We believe that scientific and technological advances will continue to redefine the economy and the way people live and we are excited to invest a larger proportion of the Fund's assets in these areas.

Thank you for investing with Ensign Investors, we appreciate the opportunity to help you build your wealth.

Sincerely,

/s/Stanley M. Wells
Stanley M. Wells


ENSIGN INVESTORS, INC.
Financial Statements
December 31, 1999 and 1998


INDEPENDENT AUDITORS' REPORT


To the Shareholders and Board of Directors of Ensign Investors, Inc.


We have audited the accompanying statement of assets and liabilities of Ensign Investors, Inc., including the schedule of investments in securities as of December 31, 1999 and 1998, and the related statements of income, changes in net assets, and the supplementary schedule of selected per share data and ratios for the years then ended. These financial statements and per share data and ratios are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements and supplementary schedule based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and per share data and ratios are free of material misstatement. Our procedures included confirmation of securities owned at December 31, 1999 and 1998 by corresponding with the custodian. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and supplementary schedule referred to above present fairly, in all material respects, the financial position of Ensign Investors Inc. at December 31, 1999 and 1998, the results of its operations for the years then ended, the changes in its net assets and the selected per share data and ratios for the years then ended, in conformity with generally accepted accounting principles.

/s/Tanner+Co.
TANNER+CO.

Salt Lake City, Utah
February 22, 2000

Statement of Assets and Liabilities
                                                         December 31,
                                                      1999        1998
Assets                                              ____________________
Investment in securities, at value (cost
  $503,606 and $372,716, respectively)              $572,597    $402,539

Interest and dividends receivable                        305         310
                                                     ___________________
Total assets                                         572,902     402,849
                                                     ___________________

Liabilities
Current liabilities - accounts payable                   604         110
                                                     ___________________
Net assets applicable to outstanding
 capital shares - authorized 500,000,000
 shares of $.10 par value; outstanding 481,962
 shares and 373,619 shares, respectively            $572,298    $402,739
                                                    ____________________
Net asset value per share                           $   1.19    $   1.08
                                                    ____________________

See accompanying notes to financial statements.

Schedule of Investments in Securities


                                                December 31,
                                       1999                       1998
                          ______________________________________________________
                          Principal                       Principal
                          Amount or   Market          Amount or  Market
                           Shares     Value  Percent     Shares   Value  Percent
                          ______________________________________________________
Common stock, 79% and 90%,
respectively:
 High-Tech                                      22%                          8%
   Intel Corp                 400    32,925                200   23,750
   BMC Software, Inc.         100     7,994                 -        -
   Cisco Systems, Inc.        100    10,713                 -        -
   Dell Computer Corp.        500    25,500                 -        -
   Linear Technology Corp.    100     7,156                 -        -
   LSI Logic Corp.            100     6,750                 -        -
   Microsoft                  200    23,350                 -        -
   Texas Instruments, Inc.    100     9,663                 -        -
   Hewlett-Packard Co.         -         -                 100    6,875
 Telecommunication:                             12%                         11%
   Andrew Corporation          -         -                 800   12,850
   L.M. Ericsson Telephone    600    39,413                600   14,213
   Motorola, Inc.              -         -                 300   18,300
   Lucent Technologies, Inc.  100     7,500                 -        -
   MCI Worldcom, Inc.         450    23,878                 -        -
 Medical/Dental Supplies:                        8%                         11%
   Ballard Medical Products    -         -               1,000   24,250
   Stryker Corp               400    27,850                400   21,725
   BioTechnology General Corp 300     4,575                 -        -
   Meditronic, Inc.           200     7,288                 -        -
   St. Jude Medical, Inc.     200     6,138                 -        -
 Consumer Products:                              7%                         14%
   Newell Company             800    23,200                400   16,425
   Gillette Co.               300    12,356                300   14,531
   Diebold, Inc.               -         -                 500   17,563
   Legett & Platt             300     6,431                300    6,488
 Pharmaceutical:                                 5%                          3%
   Bristol Meyers Squibb      200    12,838                100   13,225
   Pfizer, Inc.               300     9,731                 -        -
   Schering-Plough Corp       200     8,475                 -        -
 Retail:                                         4%                          7%
   Albertsons, Inc.           500    16,125                200   12,700
   Autozone, Inc.              -         -                 500   16,469
   Claire's Stores, Inc.      200     4,475                 -        -
 Building and Construction:                      4%                          5%
   Clayton Homes, Inc.      2,300    21,131              1,400   18,900
 Business Information
 Services:                                       3%                          2%
   Reuters Group               -         -                 120    7,605
   Robert Half International  500    14,281                 -        -
 Diversified Operations:                         3%                          9%
   Federal Signal              -         -                 700   19,075
   Johnson Controls           200    11,375                200   11,750
   Dover Corp.                 -         -                 100    3,631
   Baldor Electric Co.        400     7,250                 -        -
 Regional Banks:                                 3%                          3%
   State Street Corp           -         -                 100    7,160
   Zions Bancorporation       300    17,756                100    6,106
 Financial Services:                             2%                          -
   Charles Schwab Corp.       100     3,823                 -        -
   Knight/Trimark Group       100     4,600                 -        -
 Computer Services:                              2%                          2%
   Automatic Data Processing  200    10,775                100    7,938
Scientific and Technical
 Instr.:                                         4%                          2%
   American Power Conversion  500    13,188                 -        -
   Emerson Electric Co.       200    11,475                100    6,213
 Transportation:                                 -                           3%
   Air Express International   -         -                 600   13,350
 Chemicals:                                      -                           4%
   RPM, Inc.                   -         -               1,100   17,394
 Oil & Gas Operations:                           -                           6%
   Questar                     -         -                 200    3,850
   Nabors Industries, Inc.     -         -                 600    7,950
   Schlumberger LTD            -         -                 300   14,044

Total common stock,
(cost $379,613 and $334,044,
 respectively)                      449,978                     364,330
                                   ________                    ________
Real estate trust 2% and 5%,
respectively:
   Real Estate Operations:                       2%                          5%
     Equity Residential
      Properties Trust         -         -                 200    8,075
     Washington Real
      Estate Trust            800    12,000                600   11,250
                                   ________                    ________
Total real estate trust
(cost $13,374 and $19,788,
respectively)                        12,000                      19,325
                                   ________                    ________
Temporary investments, 19%
and 5%, respectively:
   Cash Funds:                                 19%                           5%
     Temporary Reserve
      Central Bank                  104,152                       5,801
     Waterhouse Securities            6,467                      13,083
                                   ________                    ________
Total temporary investments
(cost $110,619 and $18,884,
respectively)                       110,619                      18,884
                                   ________                    ________
Total investments, 100%
(cost $503,606 and $372,716,
respectively)                     $ 572,597                   $ 402,539
                                   ________                    ________

See accompanying notes to financial statements.


Statement of Income
                                                      Years Ended December 31,
                                                         1999           1998
Investment income:                                      ____________________
  Income:
     Dividends                                         $6,905        $11,544
     Interest                                             333          1,478
                                                       _____________________
                                                        7,238         13,022
                                                       _____________________
Expenses:
     Investment advisory fee                            4,976          2,304
     Custodian fee                                      1,470          1,225
     Other                                                 36          1,302
                                                       _____________________
                                                        6,482          4,831
                                                       _____________________
Net investment income                                     756          8,191


Realized and unrealized gain (loss) on investments:
  Realized gain from securities transactions:
     Proceeds from sale                               240,112        25,163
     Cost of securities sold                         (237,513)      (31,643)
                                                      _____________________
       Net realized gain (loss) on investments          2,599        (6,480)
                                                      _____________________
  Change in net unrealized appreciation
  of investments:
     Beginning of year                                 29,823         1,862
     End of year                                       68,991        29,823
                                                      _____________________
  Increase in net unrealized appreciation
  of investments                                       39,168        27,961
                                                      _____________________
       Net gain on investments                         41,767        21,481
                                                      _____________________
       Net increase in net  assets
       resulting from operations                      $42,523       $29,672
                                                      _____________________

See accompanying notes to financial statements.

Statement of Changes in Net Assets

                                                      Year Ended December 31,
                                                        1999          1998
                                                     ________________________
Increase in net assets from operations:
     Net investment income                               $756        $8,191
     Net realized gain (loss) from investments          2,599        (6,480)
     Change in net unrealized appreciation
      of investments                                   39,168        27,961
                                                      ______________________

          Net increase in net assets
          resulting from operations                    42,523        29,672
                                                      ______________________

Distributions to shareholders - net
investment income                                        (960)       (8,000)
                                                      ______________________

From capital share transactions:
     Payments for redemption of 81 shares
      in 1999                                             (95)           -
     Sale of 108,343 shares and 102,595
      shares, respectively, to investors              128,091       106,950
                                                      ______________________

          Increase in net assets from
           capital share transactions                 127,996       106,950
                                                      ______________________

          Increase in net assets                      169,559       128,622

Net assets, beginning of year                         402,739       274,117
                                                      ______________________

Net assets, end of year (including
 undistributed net investment income
 of $218 and $422, respectively)                     $572,298      $402,739
                                                      ______________________

See accompanying notes to financial statements.

Ensign Investors, Inc.
Notes to Financial Statements

December 31, 1999 and 1998


1.	Summary of 	Significant Accounting 	Policies

Organization

The Company was incorporated on August 29, 1996 under the laws of the State of Utah and on December 2, 1998 was registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management company. The following is a summary of significant accounting policies followed by the Company in the preparation of its financial statements. The policies are in conformity with generally accepted accounting principles.

Securities Valuation

The value of securities traded on any national exchange has been determined at their last sales price on the year end date. Investments are stated at value based on latest quoted market prices or at fair value as determined by the Board of Directors.

Federal Income Taxes

The Company's intention is to be taxed under Subchapter M of the Internal Revenue Code, which means that to the extent its income is distributed to shareholders it pays no income tax.

Cash and Cash Equivalents

The Company considers all nongovernment debt instruments of nine months or less to be cash or cash equivalents.

Other

As is common in the industry, security transactions are accounted for on the date the securities are purchased or sold. Dividend income and distributions to shareholders are recorded on the ex-dividend date. Discounts and premiums on securities purchased are amortized over the life of the respective security.

Concentration of Credit

The Company is a diversified open-end management company (Mutual Fund) investing in common stocks, preferred stock, and securities convertible into common stocks. The fund's value is subject to fluctuations based on market conditions, interest rates, and other economic, business, and political news.

Estimates

The preparation of financial statements in conformity with generally accepted accounting principles requires the plan administrator to make estimates and assumptions that affect certain reported amounts and disclosures.
Accordingly, actual results may differ from those estimates.


2.	Management and Advisory Fees with Related Parties

The Company has contracts with Wells Investment Services, Inc. wherein Wells Investment Services, Inc. acts as an investment advisor to the Company.

Under the Advisory and Service Contract, the Company pays the advisor a monthly fee computed on the average daily net assets of the Fund at the annual rate of 1.0% of the average daily net assets of the Fund up to $50 million, plus 0.75% of the next $450 million, and 0.5% of the excess over $500 million. The fee will be calculated daily and paid at the end of each month after services have been rendered. The advisor has voluntarily agreed to limit total expenses to 1.5 percent of the Company's average net assets computed on a daily basis. The Company paid approximately $4,975 and $2,300 in 1999 and 1998, respectively, to Wells Investment Services, Inc.

The president of Wells Investment Services, Inc. is also president of the Company. Eighty-one percent of the outstanding capital stock of Wells Investment Services, Inc. is owned by such officer.



3.	Accumulated Undistributed Investment Income

Net investment income had been distributed as follows:

                                                    December 31.
                                                  1999         1998
                                               ______________________
   Accumulated net investment
    income distributed:
      December 31, 1999 and 1998               $  960      $  8,000

   Accumulated realized gains
    distributed:
      December 31, 1999 and 1998                   -             -
                                                _____________________

   Total net investment income and
    realized gain distributed                  $  960      $  8,000
                                                _____________________

   Net unrealized appreciation in
    value of investments as of
    December 31, 1999 and 1998                 $68,991     $ 29,823
                                                _____________________

As of December 31, 1999 and 1998, net investment income of $(204) and $191, respectively, had not been distributed to the Company's shareholders.



4.	Distributions to Shareholders


On December 21, 1999 and December 16, 1998, cash distributions of $.002 and $.02 per share, respectively, aggregating to $960 and $8,000 were declared and paid from net investment income.

5.	Financial Instruments

None of the Company's financial instruments are held for trading purposes.
The Company estimates that the fair value of all financial instruments at December 31, 1999 and 1998, does not differ materially from the aggregate carrying values of its financial instruments recorded in the accompanying balance sheet. The estimated fair value amounts have been determined by the Company using available market information and appropriate valuation methodologies. Considerable judgment is necessarily required in interpreting market data to develop the estimates of fair value, and, accordingly, the estimates are not necessarily indicative of the amounts that the Company could realize in a current market exchange.



ENSIGN INVESTORS, INC.
Supplementary Schedule Selected Per Share Data and Ratios

                                                Year Ended December 31,
                                                 1999             1998
Per Share Data                                 ________________________
______________
Investment income                              $  0.02          $  0.03

Expenses                                         (0.01)           (0.01)
                                               ________________________

Net investment income                             0.01             0.02

Dividends from net investment income                -             (0.02)

Net realized and unrealized gain
 on securities                                    0.09             0.06

Capital share transactions                        0.01             0.01
                                               ________________________

Net increase in net asset value                   0.11             0.07

Net asset value at beginning of year              1.08             1.01
                                               ________________________

Net asset value at end of year                   $1.19            $1.08
                                               ________________________
Ratios
______

Expenses to average net assets %                  1.50             1.36
                                               ________________________
Net investment income to average
 net assets %                                     0.17             2.61
                                               ________________________

Portfolio turnover ratio                          0.55             0.08
                                               ________________________
Number of shares outstanding at
 end of year                                   481,962          373,619
                                               ________________________

Letter of Release

We hereby give our permission for release of our audit report on the financial statements of Ensign Investors, Inc. for the year ended December 31, 1999 and our Report on Internal Control Structure Required by Rule 17a-5 of the Securities and Exchange Commission for the year ended December 31, 1999.


/s/Tanner+Co.
TANNER+CO.

ENSIGN INVESTORS, INC.
Report on Internal Control Structure
Required by Rule 17a-5 of the
Securities and Exchange Commission

To the Board of Directors of
Ensign Investors, Inc.

In planning and performing our audit of the financial statements and supplemental schedules of Ensign Investors, Inc. for the year ended December 31, 1999 we considered its internal control, including control activities for safeguarding securities, in order to determine our auditing procedures for the purpose of expressing our opinion on the financial statements and not to provide assurance on internal control.

Also, as required by rule 17a-5(g)(1) of the Securities Exchange Commission
(SEC), we have made a study of the practices and procedures followed by the Company including tests of such practices and procedures that we considered relevant to the objectives stated in rule 17a-5(g) in making the periodic computations of aggregate indebtedness (or aggregate debits) and net capital under rule 17a-3(a)(11) and for determining compliance with the exemptive provisions of rule 15c3-3. Because the Company does not carry securities accounts for customers or perform custodial function as relating to customer securities, we did not review the practices and procedures followed by the Company in any of the following:

1. Making quarterly securities examinations, counts, verifications, and comparisons
2. Recordation of differences required by rule 17a-13
3. Complying with the requirements for prompt payment for securities under
   Section 8 of Federal Reserve Regulation T of the Board of Governors of the Federal Reserve System

The management of the Company is responsible for establishing and maintaining internal control and the practices and procedures referred to in the preceding paragraph. In fulfilling this responsibility, estimates and judgments by management are required to assess the expected benefits and related costs of controls and of the practices and procedures referred to in the preceding paragraph and to assess whether those practices and procedures can be expected to achieve the SEC's above-mentioned objectives. Two of the objectives of internal control and the practices and procedures are to provide management with reasonable but not absolute assurance that assets for which the Company has responsibility are safeguarded against loss from unauthorized use or disposition and that transactions are executed in accordance with management's authorization and recorded properly to permit the preparation of financial statements in accordance with generally accepted accounting principles. Rule 17a-5(g) lists additional objectives of the practices and procedures listed in the preceding paragraph.

Because of inherent limitations in internal control or the practices and procedures referred to above, error or fraud may occur and not be detected. Also, projection of any evaluation of them to future periods is subject to the risk that they may become inadequate because of changes in conditions or that the effectiveness of their design and operation may deteriorate.

Our consideration of internal control would not necessarily disclose all matters in internal control that might be material weaknesses under standards established by the American Institute of Certified Public Accountants. A material weakness is a condition in which the design or operation of the specific internal control components does not reduce to a relatively low level the risk that error or fraud in amounts that would be material in relation to the financial statements being audited may occur and not be detected within a timely period by employees in the normal course of performing their assigned functions. However, we noted no matters involving internal control, including control activities for safeguarding securities, that we consider to be material weaknesses as defined above.

We understand that practices and procedures that accomplish the objectives referred to in the second paragraph of this report are considered by the SEC to be adequate for its purposes in accordance with the Securities Exchange
Act of 1934 and related regulations, and that practices and procedures that do not accomplish such objectives in all material respects indicate a material inadequacy for such purposes. Based on this understanding and on our study, we believe that the Company's practices and procedures were adequate at December 31, 1999 to meet the SEC's objectives.

This report is intended solely for the use of the Board of Directors, management, the SEC, (Designated self-regulatory organization), and other regulatory agencies that rely on rule 17a-5(g) under the Securities Exchange Act of 1934 in their regulation of registered brokers and dealers, and should not be used for any other purpose.

/s/Tanner+Co.
TANNER+CO.

Salt Lake City, Utah
February 22, 2000